                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   Form 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) April 9, 1999



                        ICF KAISER INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


                  1-12248                           54-1437073
       (Commission file number)     (IRS Employer Identification Number)


                   9300 Lee Highway, Fairfax, VA  22031-1207
                   (Address of principal executive offices)



                Registrant's telephone number:  (703) 934-3600

                               9300 Lee Highway
                              Fairfax, VA  22031
         (Former name or former address, if changed since last Report)

                        Exhibit Index located on page 3

ITEM 2.  DISPOSITION OF ASSETS

  On April 9, 1999, ICF Kaiser International, Inc. (the "Company") sold the majority of the active contracts and investments of its Environment and Facilities Management Group (EFM) to The IT Group, Inc. (IT) for a cash purchase price of $82 million, less $8 million retained by IT for EFM's working capital requirements. The Company also transferred a substantial number of EFM employees to IT as well as certain interests in operating leases. The Company retained its 50% ownership interest in the Kaiser-Hill subsidiary which was formerly reported as part of the EFM Group.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)    Pro forma financial information.

  See page 3 for a listing of the pro forma financial information submitted as part of this Report.

(c)  Exhibits

     Asset Purchase Agreement between The IT Group, Inc. and ICF Kaiser International, Inc. dated March 9, 1999

  See page 3 for a listing of the exhibits submitted as part of this Report.



                                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ICF KAISER INTERNATIONAL, INC.


                                        By      /s/ Timothy P. O'Connor
                                             -----------------------------
                                        Name:   Timothy P. O'Connor
                                        Title:  Senior Vice President and
                                                   Chief Financial Officer

Date:  April 23, 1999

              INDEX TO FINANCIAL STATEMENTS AND EXHIBITS INCLUDED
                               AS PART OF ITEM 7



                                                                    Page

(b)    Pro forma Financial Statements

       (i)     Explanatory Note                                         4

       (ii)    ICF Kaiser International, Inc. Pro Forma Consolidated
               Condensed Balance Sheet as of December 31, 1998          5

       (iii) ICF Kaiser International, Inc. Pro Forma Consolidated Condensed Statement of Operations for the Year Ended
               December 31, 1998                                        6

(c)    Exhibits

       99.1 Asset Purchase Agreement, dated March 9, 1999, between ICF Kaiser International, Inc. and The IT Group, Inc.

PRO FORMA FINANCIAL STATEMENTS - EXPLANATORY NOTE

     On April 9, 1999, ICF Kaiser International, Inc. (the "Company") sold the majority of the active contracts and investments of its Environment and Facilities Management Group (EFM) to The IT Group, Inc. (IT) for a cash purchase price of $82 million, less $8 million retained by IT for EFM's working capital requirements. The Company also transferred a substantial number of EFM employees to IT as well as certain interests in operating leases. The Company retained its 50% ownership interest in the Kaiser-Hill subsidiary which was formerly part of the EFM Group. As part of the transaction, the IT Group assumed certain obligations and liabilities associated with the EFM operations.

     The accompanying pro forma financial statements reflect the Company's estimate of how the Company's consolidated balance sheet as of December 31, 1998 and its consolidated statement of income for the year ended December 31, 1998, would have been affected had the acquisition occurred on January 1, 1998.

ICF KAISER INTERNATIONAL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
As of December 31, 1998
(In Thousands)
(Unaudited)


                                                                                        PRO FORMA ADJUSTMENTS
                                                                                     ----------------------------
                                                                        ACTUAL                      RETAINED AND      PRO FORMA
                                                                   DECEMBER 31, 1998       SOLD      LIQUIDATED   DECEMBER 31, 1998
                                                              ----------------------------------------------------------------------
ASSETS
Current assets
   Cash and cash equivalents                                           $  15,267        $ 74,000       $ (63,400)        $  25,867
   Contract receivables, net                                             284,078                         (32,195)          251,883
   Prepaid expenses and other current assets                              12,841                                            12,841
   Deferred income taxes                                                  34,673         (28,642)          1,102             7,133
                                                                       ---------         --------       ---------        ---------
           Total Current Assets                                          346,859          45,358         (94,493)          297,724
                                                                       ---------         --------       ---------        ---------

Fixed Assets
   Furniture, equipment, and leaseholds                                   43,996            (460)                           43,536
   Less depreciation and amortization                                    (37,411)            225                           (37,186)
                                                                       ---------         --------       ---------        ---------
                                                                           6,585            (235)               -            6,350
                                                                       ---------         --------       ---------        ---------

Other Assets
   Goodwill, net                                                          49,292                         (25,000)           24,292
   Investments in and advances to affiliates                               7,728            (155)                            7,573
   Capitalized software development costs                                  5,062                          (1,200)            3,862
   Other                                                                  13,527                                            13,527
                                                                       ---------         --------       ---------        ---------
                                                                          75,609            (155)        (26,200)           49,254
                                                                       ---------         --------       ---------        ---------

               Total Assets                                            $ 429,053         $ 44,968      $(120,693)        $ 353,328
                                                                       =========         ========       =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities
   Debt currently payable                                              $  30,729         $      -      $ (30,729)        $       -
   Accounts payable                                                      189,906                         (41,860)          148,046
   Accrued salaries and benefits                                          37,931            (778)            200            37,353
   Other accrued expenses                                                 43,846            1,400        (16,802)           28,444
   Deferred revenue                                                       40,011                          (2,204)           37,807
   Income taxes payable                                                    2,147                                             2,147
                                                                       ---------         --------       ---------        ---------
        Total Current Liabilities                                        344,570              622        (91,395)          253,797

Long-term Liabilities
   Long-term debt                                                        137,488                                           137,488
   Other                                                                   9,664                                             9,664
                                                                       ---------         --------       ---------        ---------
        Total Liabilities                                                491,722              622        (91,395)          400,949
                                                                       ---------         --------       ---------        ---------


Commitments and Contingencies

Minority Interest                                                            449                                               449

Shareholders' Equity (Deficit)
   Preferred stock                                                             -                                                 -
   Common stock, par value $.01 per share:
      Authorized-90,000,000 shares
      Issued and outstanding- 24,257,828 and  22,475,904 shares              242                                               242
   Additional paid-in capital                                             75,422                                            75,422
   Notes receivable collateralized by common stock                          (638)                                             (638)
   Accumulated deficit                                                  (134,757)          44,146        (29,098)         (119,709)
   Accumulated other comprehensive income (loss)                          (3,387)                                           (3,387)
                                                                       ---------         --------       ---------        ---------
       Total Shareholders' Equity (Deficit)                              (63,118)          44,146        (29,098)          (48,070)
                                                                       ---------         --------       ---------        ---------

               Total Liabilities and Shareholders' Equity (Deficit)    $ 429,053         $ 44,768      $(120,493)        $ 353,328
                                                                       =========         ========       =========        =========

The pro forma adjustments were developed based on the cash proceeds from the EFM sale, the write-off of goodwill and other assets related to EFM's operations, and the liquidation of EFM's retained working capital in connection with the sale. The pro forma adjustments to cash also include the effect of pro forma adjustments to the Company's 1998 consolidated condensed statement of income for those items with a cash impact. Transactions occurring subsequent to December 31, 1998 which might have an impact on the computation of the final gain on sale as recorded on April 9, 1999 have not been reflected in the accompanying December 31, 1998 pro forma presentations.

ICF KAISER INTERNATIONAL, INC. AND SUBSIDIARIES
Pro Forma Consolidated Condensed Statement of Operations
Year Ended December 31, 1998
(In thousands, except share amounts)
(Unaudited)




                                                           Actual Results         Pro Forma Adjustments
                                                                               ------------------------------   Pro Forma Results
                                                         for the year ended    EFM Segment    Other Corporate   for he year ended
                                                          December 31, 1998      Results        Adjustments     Deember 31, 1998
                                                         ------------------    -------------  ---------------   -----------------
GROSS REVENUE                                             $   1,210,421       $     (105,306)  $         -       $   1,105,115
  Subcontract and direct material costs                        (794,794)              53,362             -            (741,432)

  Provision for contract losses                                 (76,210)                   -             -             (76,210)

  Equity in income of joint ventures
      and affiliated companies                                    6,045                (600)             -               5,445
                                                           ------------        ------------     ----------        ------------
SERVICE REVENUE                                                 345,462             (52,544)             -             292,918


OPERATING EXPENSES
  Direct labor and fringe benefits                              282,562             (26,553)             -             256,009

  Group overhead                                                 92,151             (18,863)             -              73,288

  Corporate general and administrative                           22,983                (945)             -              22,038

  Depreciation and amortization                                   9,048                 (58)        (1,540)              7,450

  Severance and restructuring charges                             9,407                   -              -               9,407

  Other unusual charges                                           7,672                   -              -               7,672
                                                           ------------        ------------     ----------        ------------
OPERATING INCOME (LOSS)                                         (78,361)             (6,125)         1,540             (82,946)

OTHER INCOME (EXPENSE)
  Gain on sale of business                                            -                   -         42,588              42,588

  Interest income                                                 1,539                   -              -               1,539

  Interest expense                                              (20,279)                  -          1,282             (16,997)
                                                           ------------        ------------     ----------        ------------

INCOME (LOSS)  BEFORE INCOME TAXES, MINORITY INTEREST,
    EXTRAORDINARY ITEM, AND CUMULATIVE EFFECT
    OF ACCOUNTING CHANGE                                        (97,101)             (6,125)        45,410             (57,816)

  Income tax expense (benefit)                                  (11,357)                  -         28,826              17,469
                                                           ------------        ------------     ----------        ------------

INCOME (LOSS)  BEFORE MINORITY INTEREST, EXTRAORDINARY
    ITEM, AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE            (85,744)             (6,125)        16,584             (75,285)

  Minority interest in net income of subsidiaries                 7,698                   -              -               7,698
                                                           ------------        ------------     ----------        ------------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM AND CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                                 (93,442)       $     (6,125)        16,584         $    (8,983)


  BASIC AND FULLY DILUTED PER SHARE AMOUNTS FOR
    INCOME /(LOSS) BEFORE EXTRAORDINARY ITEM
    AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE              $     (3.87)       $      (0.25)          0.69          $    (3.43)
                                                           ------------        ------------     ----------        ------------

  WEIGHTED AVERAGE SHARES FOR BASIC AND FULLY
  DILUTED EARNINGS (LOSS) PER SHARE                              24,092              24,092         24,092              24,092
                                                           ------------        ------------     ----------        ------------

The pro forma adjustments were developed based on the elimination of the Company's EFM operations in 1998, the reduction of depreciation and amortiztion from the write-off of a goodwill and other assets related to EFM's operations, and the reduction of Interest expense resulting from the use of sale proceeds and liquidation of EFM's retained working capital balances, net of associated costs, to reduce the amount of outstanding revolving line of credit borrowings. Income tax was estimated at 40% on all items, excluding adjustments to certain non-tax deductible goodwill amortization. Transactions occurring subsequent to December 31, 1998 which might have an impact on the computation of the final gain on sale as recorded on April 9, 1999 have not been reflected in the accompanying December 31, 1998 pro forma presentations.